Exhibit 99.1

Investors & Reporters May Contact:
Joe Sorice
Sr. Manager, Investor Relations
(770) 418-8211
ir@asburyauto.com

Asbury Automotive Group Reports Record Fourth Quarter Results
•All-time record quarterly revenue of $4.5 billion, growth of 18%
•All-time record Parts & Service gross profit of $340 million, growth of 19%; same store Parts & Service gross profit growth of 11%
•Same store SG&A as a percentage of gross profit of 63.0%; same store adjusted SG&A as a percentage of gross profit, a non-GAAP measure, of 62.0%
•Back-to-back quarters of improved SG&A as a percentage of gross profit and adjusted SG&A as a percentage of gross profit, a non-GAAP measure; 137 bps and 141 bps, respectively, versus third quarter 2024
•EPS of $6.54 per diluted share; adjusted EPS, a non-GAAP measure, of $7.26 per diluted share

DULUTH, GA. (January 30, 2025) — Asbury Automotive Group, Inc. (NYSE: ABG) (the “Company”), one of the largest automotive retail and service companies in the U.S., reported fourth quarter 2024 net income of $129 million ($6.54 per diluted share), an increase of 132% from $56 million ($2.70 per diluted share) in fourth quarter 2023. The Company reported fourth quarter 2024 adjusted net income, a non-GAAP measure, of $143 million ($7.26 per diluted share), a decrease of 2% from $146 million ($7.12 per diluted share) in fourth quarter 2023.
“Asbury delivered strong fourth quarter results, setting records for total revenue, and growing our Parts & Service gross profit by double digits,” said David Hult, Asbury’s President and Chief Executive Officer. “Our results also showcased our commitment to operating the business efficiently, delivering lower SG&A costs as a percent of gross profit for the second quarter in a row. Our results are a testament to the hard work of our exceptional team members and further affirm our confidence in the company’s strategic growth plan and investments in people and technology.”
The financial measures discussed below include both GAAP and adjusted (non-GAAP) financial measures. Please see “Non-GAAP Financial Disclosure and Reconciliation, Same Store Data and Other Data” and the reconciliations for non-GAAP metrics used herein.
Adjusted net income for fourth quarter 2024 excludes, net of tax, $11 million of non-cash asset impairments ($0.55 per diluted share), $5 million of losses related to Hurricane Milton ($0.25 per diluted share), and $1 million related to proceeds from the termination of a franchise ($0.07 per diluted share).

Adjusted net income for fourth quarter 2023 excludes, net of tax, $88 million ($4.29 per diluted share) of non-cash asset impairments, $1 million ($0.04 per diluted share) of non-cash fixed asset write-offs, and $2 million ($0.09 per diluted share) of professional fees related to the acquisition of the Jim Koons Automotive Companies.
Fourth Quarter 2024 Operational Summary
Total Company vs. 4th Quarter 2023:
•Revenue of $4.5 billion, increase of 18%
•Gross profit of $750 million, increase of 11%
•Gross margin decreased 101 bps to 16.6%
•New vehicle unit volume increase of 18%; new vehicle revenue increase of 19%; new vehicle gross profit increase of 1%
•Used vehicle retail unit volume increase of 15%; used vehicle retail revenue increase of 14%; used vehicle retail gross profit decrease of 2%
•Finance and insurance (F&I) per vehicle retailed (PVR) of $2,236, decrease of 3%
•Parts and service revenue increase of 15%; gross profit increase of 19%
•SG&A as a percentage of gross profit of 63.6%
•Adjusted SG&A as a percentage of gross profit of 63.0%
•Operating margin of 5.3%
•Adjusted operating margin of 5.7%
Same Store vs. 4th Quarter 2023:
•Revenue of $3.8 billion, increase of 6%
•Gross profit of $649 million, increase of 2%
•Gross margin decreased 70 bps to 17.0%
•New vehicle unit volume increase of 7%; new vehicle revenue increase of 8%; new vehicle gross profit decrease of 9%
•Used vehicle retail unit volume decrease of 1%; used vehicle retail revenue decrease of 1%; used vehicle retail gross profit decrease of 6%
•F&I PVR of $2,238, decrease of 3%
•Parts and service revenue increase of 6%; gross profit increase of 11%
•SG&A as a percentage of gross profit of 63.0%
•Adjusted SG&A as a percentage of gross profit of 62.0%
•Operating margin of 5.5%
•Adjusted operating margin of 6.0%
Full Year 2024 Results
For the full year 2024, the Company reported net income of $430 million ($21.50 per diluted share) compared to $603 million ($28.74 per diluted share) in the prior year, a 25% decrease in EPS. Adjusted net income (a non-GAAP measure) for 2024 was $545 million ($27.24 per diluted share) compared to $684 million ($32.60 per diluted share) in the prior year, a 16% decrease in adjusted EPS.

Total revenue for the full year 2024 was an all-time record of $17.2 billion, an increase of 16%; total revenue on a same-store basis decreased 1%. Total adjusted EBITDA for the full year 2024 was $982 million, a decrease of 13% from the prior year. Adjusted operating cash flow for the full year was $688 million, a decrease of 2% from the prior year.
Liquidity and Leverage
As of December 31, 2024, the Company had cash and floorplan offset accounts of $156 million (which excludes $30 million of cash at Total Care Auto, Powered by Landcar) and availability under the used vehicle floorplan line and revolver of $672 million for a total of $828 million in liquidity. The Company’s transaction adjusted net leverage ratio, which is calculated as set forth in our credit facility, was 2.85x at quarter end.
Share Repurchases
For the full year 2024, the Company has repurchased approximately 830,000 shares for $183 million. As of December 31, 2024, the Company had approximately $276 million remaining on its share repurchase authorization.
The shares may be purchased from time to time in the open market, in privately negotiated transactions or in other manners as permitted by federal securities laws and other legal and contractual requirements. The extent to which the Company repurchases its shares, the number of shares and the timing of any repurchase will depend on such factors as Asbury’s stock price, general economic and market conditions, the potential impact on its capital structure, the expected return on competing uses of capital such as strategic dealership acquisitions and capital investments and other considerations. The program does not require the Company to repurchase any specific number of shares, and may be modified, suspended or terminated at any time without further notice.
Earnings Call
Additional commentary regarding the fourth quarter results will be provided during the earnings conference call on Thursday, January 30, 2025, at 10:00 a.m. ET.
The conference call will be simulcast live on the internet. The webcast, together with supplemental materials, and can be accessed by logging onto https://investors.asburyauto.com. A replay and the accompanying materials will be available on this site for at least 30 days.
In addition, live audio will be accessible to the public. Participants may enter the conference call five to ten minutes prior to the scheduled start of the call by dialing:

Domestic:	(877) 407-2988
International:	+1 (201) 389-0923
Passcode:	13751028
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (NYSE: ABG), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. In late 2020, Asbury embarked on a multi-year plan to increase revenue and profitability strategically through organic operations, acquisitive growth and innovative technologies, with its guest-centric approach as Asbury’s constant North Star. As of December 31, 2024, Asbury operated 152 new vehicle dealerships, consisting of 198 franchises and representing 31 domestic and foreign brands of vehicles. Asbury also operates Total Care Auto, Powered by Landcar, a leading provider of service contracts and other vehicle protection products, and 37 collision repair centers. Asbury offers an extensive range of automotive products and services, including new and used vehicles; parts and service, which includes vehicle repair and maintenance services, replacement parts and collision repair services; and finance and insurance products, including arranging vehicle financing through third parties and aftermarket products, such as extended service contracts, guaranteed asset protection debt cancellation, and prepaid maintenance. Asbury is recognized as one of America’s Fastest Growing Companies 2024 by the Financial Times and the Company is listed in World’s Most Trustworthy Companies 2024 by Newsweek.
For additional information, visit www.asburyauto.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, objectives, beliefs, expectations and assumptions, projections regarding Asbury's financial position, liquidity, results of operations, cash flows, leverage, market position, the timing and amount of any stock repurchases, and dealership portfolio, revenue enhancement strategies, operational improvements, projections regarding the expected benefits of Clicklane, management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies from acquisitions, capital allocation strategy, business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, adverse outcomes with respect to current and future litigation and other proceedings; our inability to realize the benefits expected from recently completed transactions; our inability to promptly and effectively integrate completed transactions and the diversion of management’s attention from ongoing business and regular business responsibilities; our inability to complete future acquisitions or divestitures and the risks resulting therefrom; any supply chain disruptions impacting our industry and business, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God, natural disasters including hurricanes, acts of war or other incidents and the shortage of semiconductor chips and other components, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges; risks associated with Asbury's indebtedness and our ability to comply with applicable covenants in our various financing agreements, or to obtain waivers of these covenants as necessary; risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally; governmental regulations and legislation, including changes in automotive state franchise laws; our ability to execute its strategic and operational strategies and initiatives, including Asbury’s five-year strategic plan; our ability to leverage gains from Asbury’s dealership portfolio; our ability to capitalize on opportunities to repurchase Asbury’s debt and equity securities or purchase properties that Asbury currently leases; and our ability to stay within Asbury’s targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Disclosure and Reconciliation, Same Store Data and Other Data
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal or "core" business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from operations," "Adjusted net income," "Adjusted operating margins," "Adjusted EBITDA," "Adjusted diluted earnings per share ("EPS")," "Adjusted SG&A," "Adjusted operating cash flow," "Transaction adjusted EBITDA" and "Transaction adjusted net leverage ratio." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations.
Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury’s financial condition or results in the specific period in which they are recognized, management also evaluates and makes resource allocation and performance evaluation decisions based on the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.
Due to the significant effects that dealership acquisitions and divestitures have on our results of operations, and in order to provide more meaningful comparisons, we present herein "Transaction adjusted EBITDA" and "Transaction adjusted net leverage ratio" (collectively, the "Transaction Adjusted Metrics"), which reflect the effects of the dealership acquisitions and divestitures, if any, as if they had occurred on the first day of the last twelve-month periods being presented. For acquisitions, the pre-acquisition period amount being included in Transaction adjusted EBITDA is determined by pro-rating the forecasted adjusted EBITDA for the year following the acquisition. For divestitures, including divestitures due to requirements in connection with an acquisition, the adjusted EBITDA associated with the divestiture(s) is excluded from Transaction adjusted EBITDA. We believe the Transaction Adjusted Metrics provide relevant information to assess our performance at our existing dealership locations for the last twelve-month periods being presented.
The Transaction Adjusted Metrics do not include any adjustments for other events attributable to the dealership acquisitions or divestitures unless otherwise described. We cannot assure you that such financial information would not be materially different if such information were audited or that our actual results would not differ materially from the Transaction Adjusted Metrics if the dealership acquisitions or divestitures had been completed as of the beginning of the last twelve-month periods being presented.

Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.
Amounts presented herein have been calculated using non-rounded amounts for all periods presented and therefore certain amounts may not compute or tie to prior presentation due to rounding.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		% Change	For the Twelve Months Ended December 31,		% Change
	2024	2023		2024	2023
REVENUE:
New vehicle	$2,457.1	$2,058.5	19%	$8,849.7	$7,630.7	16%
Used vehicle:
Retail	1,098.9	965.8	14%	4,605.9	4,017.5	15%
Wholesale	159.6	102.9	55%	612.3	396.7	54%
Total used vehicle	1,258.5	1,068.7	18%	5,218.2	4,414.3	18%
Parts and service	590.4	513.4	15%	2,354.7	2,081.5	13%
Finance and insurance, net	198.5	171.2	16%	766.0	676.2	13%
TOTAL REVENUE	4,504.5	3,811.7	18%	17,188.6	14,802.7	16%
COST OF SALES:
New vehicle	2,285.0	1,887.6	21%	8,209.3	6,927.8	18%
Used vehicle:
Retail	1,047.7	913.5	15%	4,377.3	3,769.0	16%
Wholesale	157.7	101.2	56%	595.4	381.2	56%
Total used vehicle	1,205.4	1,014.6	19%	4,972.7	4,150.2	20%
Parts and service	250.4	228.1	10%	1,003.5	931.0	8%
Finance and insurance	13.9	8.3	66%	54.4	37.9	43%
TOTAL COST OF SALES	3,754.7	3,138.7	20%	14,240.0	12,046.9	18%
GROSS PROFIT	749.9	673.0	11%	2,948.6	2,755.8	7%
OPERATING EXPENSES:
Selling, general, and administrative	476.9	414.0	15%	1,888.5	1,617.4	17%
Depreciation and amortization	19.2	17.2	12%	75.0	67.7	11%
Asset impairments	14.1	117.2	(88)%	149.5	117.2	28%
INCOME FROM OPERATIONS	239.7	124.6	92%	835.6	953.5	(12)%
OTHER EXPENSES:
Floor plan interest expense	23.7	8.2	190%	89.9	9.6	NM
Other interest expense, net	44.2	40.8	9%	179.1	156.1	15%
Gain on dealership divestitures, net	—	—	—%	(8.6)	(13.5)	(36)%
Total other expenses, net	68.0	48.9	39%	260.3	152.2	71%
INCOME BEFORE INCOME TAXES	171.7	75.6	127%	575.3	801.3	(28)%
Income tax expense	42.9	20.1	114%	145.0	198.8	(27)%
NET INCOME	$128.8	$55.5	132%	$430.3	$602.5	(29)%
EARNINGS PER SHARE:
Basic—
Net income	$6.58	$2.72	142%	$21.58	$28.87	(25)%
Diluted—
Net income	$6.54	$2.70	142%	$21.50	$28.74	(25)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19.6	20.4		19.9	20.9
Restricted stock	0.1	—		—	—
Performance share units	—	0.1		0.1	0.1
Diluted	19.7	20.5		20.0	21.0
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures-Consolidated (In millions)
(Unaudited)

	December 31, 2024	December 31, 2023	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$69.4	$45.7	$23.7	52%
Inventory, net (a)	1,978.8	1,768.3	210.5	12%
Total current assets	3,137.9	3,057.1	80.9	3%
Floor plan notes payable	1,694.7	1,785.7	(91.0)	(5)%
Total current liabilities	2,836.3	2,875.7	(39.4)	(1)%
CAPITALIZATION:
Long-term debt (including current portion)	$3,138.6	$3,206.2	$(67.6)	(2)%
Shareholders' equity	3,502.1	3,244.1	257.9	8%
Total	$6,640.7	$6,450.3	$190.4	3%
_____________________________
(a) Excluding $58.7 million and $84.5 million of inventory classified as assets held for sale as of December 31, 2024 and December 31, 2023, respectively.

	December 31, 2024	September 30, 2024	December 31, 2023
Days Supply
New vehicle inventory	49	63	43
Used vehicle inventory	37	38	32
_____________________________
Days supply of inventory is calculated based on new and used inventory, in units, at the end of each reporting period and a 30-day historical unit sales.

Brand Mix - New Vehicle Revenue by Brand

	For the Three Months Ended December 31,
	2024	2023
Luxury
Lexus	10%	12%
Mercedes-Benz	8%	8%
BMW	3%	3%
Land Rover	2%	2%
Porsche	2%	2%
Acura	2%	1%
Other luxury	4%	5%
Total luxury	32%	34%
Imports
Toyota	18%	18%
Honda	8%	9%
Hyundai	6%	4%
Nissan	2%	2%
Subaru	2%	2%
Kia	2%	1%
Other imports	2%	2%
Total imports	40%	39%
Domestic
Ford	13%	10%
Chrysler, Dodge, Jeep, Ram	8%	11%
Chevrolet, Buick, GMC	8%	6%
Total domestic	28%	27%
Total New Vehicle Revenue	100%	100%

	For the Three Months Ended December 31,
	2024	2023
Revenue mix
New vehicle	54.5%	54.0%
Used vehicle retail	24.4%	25.3%
Used vehicle wholesale	3.5%	2.7%
Parts and service	13.1%	13.5%
Finance and insurance, net	4.4%	4.5%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	22.9%	25.4%
Used vehicle retail	6.8%	7.8%
Used vehicle wholesale	0.3%	0.3%
Parts and service	45.3%	42.4%
Finance and insurance, net	24.6%	24.2%
Total gross profit	100.0%	100.0%

ASBURY AUTOMOTIVE GROUP, INC.
OPERATING HIGHLIGHTS-CONSOLIDATED (In millions)
(Unaudited)

	For the Three Months Ended December 31,		% Change	For the Twelve Months Ended December 31,		% Change
	2024	2023		2024	2023
Revenue
New vehicle	$2,457.1	$2,058.5	19%	$8,849.7	$7,630.7	16%
Used vehicle:
Retail	1,098.9	965.8	14%	4,605.9	4,017.5	15%
Wholesale	159.6	102.9	55%	612.3	396.7	54%
Total used vehicle	1,258.5	1,068.7	18%	5,218.2	4,414.3	18%
Parts and service	590.4	513.4	15%	2,354.7	2,081.5	13%
Finance and insurance, net	198.5	171.2	16%	766.0	676.2	13%
Total revenue	$4,504.5	$3,811.7	18%	$17,188.6	$14,802.7	16%
Gross profit
New vehicle	$172.1	$170.8	1%	$640.4	$703.0	(9)%
Used vehicle:
Retail	51.2	52.3	(2)%	228.6	248.5	(8)%
Wholesale	1.9	1.8	8%	16.8	15.5	9%
Total used vehicle	53.1	54.0	(2)%	245.4	264.0	(7)%
Parts and service	340.1	285.3	19%	1,351.2	1,150.6	17%
Finance and insurance, net	184.6	162.8	13%	711.6	638.2	11%
Total gross profit	$749.9	$673.0	11%	$2,948.6	$2,755.8	7%
Unit sales
New vehicle:
Luxury	10,579	9,697	9%	36,827	35,300	4%
Import	24,593	20,725	19%	91,243	77,740	17%
Domestic	12,083	9,475	28%	45,148	36,469	24%
Total new vehicle	47,255	39,897	18%	173,218	149,509	16%
Used vehicle retail	35,328	30,778	15%	150,698	127,507	18%
Used to new ratio	74.8%	77.1%		87.0%	85.3%
Average selling price
New vehicle	$51,996	$51,595	1%	$51,090	$51,038	—%
Used vehicle retail	$31,106	$31,378	(1)%	$30,564	$31,508	(3)%
Average gross profit per unit
New vehicle:
Luxury	$7,118	$7,281	(2)%	$7,018	$7,770	(10)%
Import	2,495	2,966	(16)%	2,601	3,419	(24)%
Domestic	2,931	4,090	(28)%	3,203	4,466	(28)%
Total new vehicle	3,641	4,282	(15)%	3,697	4,702	(21)%
Used vehicle retail	1,449	1,699	(15)%	1,517	1,949	(22)%
Finance and insurance	2,236	2,304	(3)%	2,197	2,304	(5)%
Front end yield (1)	4,939	5,461	(10)%	4,880	5,739	(15)%
Gross margin
Total new vehicle	7.0%	8.3%	(130) bps	7.2%	9.2%	(198) bps
Used vehicle retail	4.7%	5.4%	(75) bps	5.0%	6.2%	(122) bps
Parts and service	57.6%	55.6%	202 bps	57.4%	55.3%	211 bps
Total gross profit margin	16.6%	17.7%	(101) bps	17.2%	18.6%	(146) bps
Operating expenses
Selling, general, and administrative	$476.9	$414.0	15%	$1,888.5	$1,617.4	17%
Adjusted selling, general, and administrative	$472.4	$410.5	15%	$1,877.0	$1,613.2	16%
SG&A as a % of gross profit	63.6%	61.5%	208 bps	64.0%	58.7%	536 bps
Adjusted SG&A as a % of gross profit	63.0%	61.0%	200 bps	63.7%	58.5%	512 bps
Income from operations as a % of revenue	5.3%	3.3%	205 bps	4.9%	6.4%	(158) bps
Income from operations as a % of gross profit	32.0%	18.5%	1,345 bps	28.3%	34.6%	(626) bps
Adjusted income from operations as a % of revenue	5.7%	6.4%	(70) bps	5.8%	7.3%	(146) bps
Adjusted income from operations as a % of gross profit	34.4%	36.4%	(200) bps	33.8%	39.0%	(520) bps
_____________________________
(1) Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS-CONSOLIDATED (In millions)
(Unaudited)

	For the Three Months Ended December 31,		% Change	For the Twelve Months Ended December 31,		% Change
	2024	2023		2024	2023
Revenue
New vehicle	$2,108.0	$1,943.3	8%	$7,454.9	$7,426.4	—%
Used vehicle:
Retail	896.8	902.8	(1)%	3,686.6	3,897.7	(5)%
Wholesale	116.2	96.0	21%	449.4	378.8	19%
Total used vehicle	1,013.0	998.8	1%	4,136.0	4,276.5	(3)%
Parts and service	521.7	490.7	6%	2,064.2	2,028.3	2%
Finance and insurance, net	167.4	161.1	4%	630.4	660.7	(5)%
Total revenue	$3,810.0	$3,594.0	6%	$14,285.5	$14,392.0	(1)%
Gross profit
New vehicle	$147.4	$161.8	(9)%	$537.6	$687.5	(22)%
Used vehicle:
Retail	44.9	48.0	(6)%	190.5	240.7	(21)%
Wholesale	1.2	1.7	(25)%	10.8	15.6	(31)%
Total used vehicle	46.2	49.7	(7)%	201.2	256.2	(21)%
Parts and service	301.9	273.0	11%	1,188.3	1,122.8	6%
Finance and insurance, net	153.5	152.8	—%	576.0	622.8	(8)%
Total gross profit	$649.0	$637.3	2%	$2,503.2	$2,689.4	(7)%
Unit sales
New vehicle:
Luxury	10,352	9,542	8%	35,775	34,947	2%
Import	21,104	19,316	9%	76,662	74,509	3%
Domestic	8,803	8,641	2%	32,362	35,447	(9)%
Total new vehicle	40,259	37,499	7%	144,799	144,903	—%
Used vehicle retail	28,357	28,657	(1)%	119,297	123,007	(3)%
Used to new ratio	70.4%	76.4%		82.4%	84.9%
Average selling price
New vehicle	$52,360	$51,824	1%	$51,484	$51,251	—%
Used vehicle retail	$31,625	$31,504	—%	$30,902	$31,687	(2)%
Average gross profit per unit
New vehicle:
Luxury	$7,172	$7,311	(2)%	$7,096	$7,789	(9)%
Import	2,266	2,931	(23)%	2,377	3,441	(31)%
Domestic	2,878	4,096	(30)%	3,137	4,483	(30)%
Total new vehicle	3,661	4,314	(15)%	3,713	4,745	(22)%
Used vehicle retail	1,584	1,675	(5)%	1,597	1,957	(18)%
Finance and insurance	2,238	2,310	(3)%	2,181	2,325	(6)%
Front end yield (1)	5,040	5,481	(8)%	4,938	5,789	(15)%
Gross margin
Total new vehicle	7.0%	8.3%	(133) bps	7.2%	9.3%	(205) bps
Used vehicle retail	5.0%	5.3%	(31) bps	5.2%	6.2%	(101) bps
Parts and service	57.9%	55.6%	224 bps	57.6%	55.4%	221 bps
Total gross profit margin	17.0%	17.7%	(70) bps	17.5%	18.7%	(116) bps
Operating expenses
Selling, general, and administrative	$408.6	$389.1	5%	$1,590.4	$1,566.7	2%
Adjusted selling, general, and administrative	$402.2	$388.0	4%	$1,577.0	$1,566.7	1%
SG&A as a % of gross profit	63.0%	61.1%	189 bps	63.5%	58.3%	528 bps
Adjusted SG&A as a % of gross profit	62.0%	60.9%	109 bps	63.0%	58.3%	474 bps
_____________________________
(1)Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SEGMENT REPORTING (Unaudited)

	For the Three Months Ended December 31, 2024			For the Three Months Ended December 31, 2023
	Dealerships	TCA	Total	Dealerships	TCA	Total
	(In millions)
Revenue from external customers	$4,427.4	$77.1	$4,504.5	$3,737.6	$74.1	$3,811.7
Intersegment revenue	55.5	—	55.5	47.3	—	47.3
	$4,483.0	$77.1	$4,560.1	$3,785.0	$74.1	$3,859.0
Reconciliation of revenue
Elimination of inter-segment revenue			(55.5)			(47.3)
Total consolidated revenue			$4,504.5			$3,811.7

Less:
Cost of sales
New vehicle	2,285.0	—		1,887.6	—
Used vehicle	1,205.4	—		1,014.6	—
Parts and service	260.2	—		232.6	—
Finance and insurance	—	57.7		—	56.5
Selling, general and administrative expenses
Personnel costs	317.0	—		277.0	—
Rent and related expenses	39.2	—		29.0	—
Advertising	14.0	—		13.7	—
Other selling, general and administrative expense	108.9	—		99.0	—
Other segment items	—	1.9		—	1.7
Depreciation and amortization	19.1	0.1		17.0	0.2
Floor plan interest expense	23.7	—		8.2	—
Segment operating income*	$210.5	$17.4	$227.9	$206.2	$15.7	$221.9

Reconciliation of segment operating income
Intersegment eliminations
Total intersegment revenue eliminations			(55.5)			(47.3)
Total intersegment cost of sales eliminations			53.6			52.6
Deferral of SG&A expense (related to capitalized contract costs offset by amortization)			4.1			6.3
Total intersegment eliminations			2.1			11.6
Asset impairments			(14.1)			(117.2)
Other interest expense, net			(44.2)			(40.8)
Income before income taxes			$171.7			$75.6
______________________________
*Segment operating income is calculated as GAAP operating income, excluding the effects of asset impairments and including floor plan interest expense.

	For the Twelve Months Ended December 31, 2024			For the Twelve Months Ended December 31, 2023
	Dealerships	TCA	Total	Dealerships	TCA	Total
	(In millions)
Revenue from external customers	$16,885.0	$303.6	$17,188.6	$14,517.5	$285.2	$14,802.7
Intersegment revenue	222.5	—	222.5	181.5	—	181.5
	$17,107.5	$303.6	$17,411.1	$14,699.0	$285.2	$14,984.2
Reconciliation of revenue
Elimination of inter-segment revenue			(222.5)			(181.5)
Total consolidated revenue			$17,188.6			$14,802.7

Less:
Cost of sales
New vehicle	8,209.3	—		6,927.8	—
Used vehicle	4,972.7	—		4,150.2	—
Parts and service	1,043.0	—		949.9	—
Finance and insurance	—	223.4		—	208.1
Selling, general and administrative expenses
Personnel costs	1,256.2	—		1,106.5	—
Rent and related expenses	142.3	—		118.7	—
Advertising	61.8	—		47.3	—
Other selling, general and administrative expense	441.0	—		366.0	—
Other segment items	—	7.0		—	7.4
Depreciation and amortization	74.6	0.4		67.1	0.7
Floor plan interest expense	89.9	—		9.6	—
Segment operating income*	$816.7	$72.8	$889.5	$955.9	$69.0	$1,025.0

Reconciliation of segment operating income
Intersegment eliminations
Total intersegment revenue eliminations			(222.5)			(181.5)
Total intersegment cost of sales eliminations			208.5			189.1
Deferral of SG&A expense (related to capitalized contract costs offset by amortization)			19.7			28.5
Total intersegment eliminations			5.8			36.1
Asset impairments			(149.5)			(117.2)
Other interest expense, net			(179.1)			(156.1)
Gain on dealership divestitures, net			8.6			13.5
Income before income taxes			$575.3			$801.3
______________________________
*Segment operating income is calculated as GAAP operating income, excluding the effects of asset impairments and including floor plan interest expense.

ASBURY AUTOMOTIVE GROUP, INC.
Supplemental Disclosures
(Unaudited)

The following tables provide reconciliations for our non-GAAP metrics:

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2024	December 31, 2023	December 31, 2024	September 30, 2024
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt			$3,138.6	$3,382.8
Cash and floor plan offset			(186.1)	(257.5)
TCA cash			30.5	55.6
Availability under our used vehicle floor plan facility			(186.1)	(310.3)
Adjusted long-term net debt			$2,796.9	$2,870.6

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net income	$128.8	$55.5	$430.3	$357.1

Depreciation and amortization	19.2	17.2	75.0	73.0
Income tax expense	42.9	20.1	145.0	122.2
Swap and other interest expense	44.3	41.1	179.3	176.1
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$235.2	$133.9	$829.6	$728.3

Non-core items - expense (income):
Gain on dealership divestitures	$—	$—	$(8.6)	$(8.6)
Proceeds from franchise termination	(1.9)	—	(1.9)	—
Asset impairments	14.1	117.2	149.5	252.6
Hail damage	—	—	7.1	7.1
Hurricane Milton losses	6.4	—	6.4	—
Professional fees associated with acquisition	—	2.4	—	2.4
Fixed assets write-off	—	1.1	—	1.1
Total non-core items	18.6	120.7	152.4	254.5

Adjusted EBITDA	$253.8	$254.6	$982.0	$982.8

Impact of dealership acquisitions and divestitures			$(1.0)	$17.2
Transaction adjusted EBITDA			$981.0	$1,000.0

Transaction adjusted net leverage ratio			2.85	2.87

	Three Months Ended December 31, 2024
	GAAP	Proceeds from franchise termination	Asset impairments	Hurricane Milton losses	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$476.9	$1.9	$—	$(6.4)	$—	$472.4
Income from operations	$239.7	$(1.9)	$14.1	$6.4	$—	$258.3
Net income	$128.8	$(1.9)	$14.1	$6.4	$(4.3)	$143.1

Weighted average common share outstanding - diluted	19.7					19.7

Diluted EPS	$6.54	$(0.07)	$0.55	$0.25	$—	$7.26

SG&A as a % of gross profit	63.6%					63.0%
Income from operations as a % of revenue	5.3%					5.7%

SG&A (Same Store)	$408.6	$—	$—	$(6.4)	$—	$402.2
SG&A as a % of gross profit (Same Store)	63.0%					62.0%

	Three Months Ended December 31, 2023
	GAAP	Professional fees associated with acquisitions	Fixed asset write-off	Asset impairments	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$414.0	$(2.4)	$(1.1)	$—	$—	$410.5
Income from operations	$124.6	$2.4	$1.1	$117.2	$—	$245.3
Net income	$55.5	$2.4	$1.1	$117.2	$(29.9)	$146.3

Weighted average common share outstanding - diluted	20.5					20.5

Diluted EPS	$2.70	$0.09	$0.04	$4.29	$—	$7.12

SG&A as a % of gross profit	61.5%					61.0%
Income from operations as a % of revenue	3.3%					6.4%

SG&A (Same Store)	$389.1	$—	$(1.1)	$—	$—	$388.0
SG&A as a % of gross profit (Same Store)	61.1%					60.9%

	Twelve Months Ended December 31, 2024
	GAAP	Gain on dealership divestitures, net	Proceeds from franchise termination	Asset impairments	Hurricane Milton losses	Hail damage	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$1,888.5	$—	$1.9	$—	$(6.4)	$(7.1)	$—	$1,877.0
Income from operations	$835.6	$—	$(1.9)	$149.5	$6.4	$7.1	$—	$996.7
Net income	$430.3	$(8.6)	$(1.9)	$149.5	$6.4	$7.1	$(37.6)	$545.1

Weighted average common share outstanding - diluted	20.0							20.0

Diluted EPS	$21.50	$(0.32)	$(0.07)	$5.62	$0.24	$0.27	$—	$27.24

SG&A as a % of gross profit	64.0%							63.7%
Income from operations as a % of revenue	4.9%							5.8%

SG&A (Same Store)	$1,590.4	$—	$—	$—	$(6.4)	$(7.1)	$—	$1,577.0
SG&A as a % of gross profit (Same Store)	63.5%							63.0%

	Twelve Months Ended December 31, 2023
	GAAP	Gain on dealership divestiture, net	Asset impairments	Legal settlement	Fixed assets write-off	Hail damage	Gain on sale of real estate	Professional fees associated with acquisition	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$1,617.4	$—	$—	$1.9	$(1.1)	$(4.3)	$3.6	$(4.1)	$—	$1,613.2
Income from operations	$953.5	$—	$117.2	$(1.9)	$1.1	$4.3	$(3.6)	$4.1	$—	$1,074.9
Net income	$602.5	$(13.5)	$117.2	$(1.9)	$1.1	$4.3	$(3.6)	$4.1	$(26.7)	$683.6

Weighted average common share outstanding - diluted	21.0									21.0

Diluted EPS	$28.74	$(0.48)	$4.20	$(0.07)	$0.04	$0.16	$(0.13)	$0.15	$—	$32.60

SG&A as a % of gross profit	58.7%									58.5%
Income from operations as a % of revenue	6.4%									7.3%

SG&A (Same Store)	$1,566.7	$—	$—	$1.9	$(1.1)	$(4.3)	$3.6	$—	$—	$1,566.7
SG&A as a % of gross profit (Same Store)	58.3%									58.3%

	For the Year Ended December 31,
	2024	2023
	(In millions)
Adjusted cash flow from operations:
Cash provided by operating activities	$671.2	$313.0
Change in Floor Plan Notes Payable—Non-Trade, net	(5.2)	1,018.9
Change in Floor Plan Notes Payable—Non-Trade associated with floor plan offset, used vehicle borrowing base changes adjusted for acquisition and divestitures	71.9	(571.3)
Change in Floor Plan Notes Payable—Trade associated with floor plan offset, adjusted for acquisition and divestitures	(49.5)	(55.3)
Adjusted cash flow provided by operating activities	$688.4	$705.4